Exhibit 99.1

Discontinued Operations Presentation - FMC Lithium
In March 2017, FMC Corporation (“FMC” or "we") announced its intention to separate the FMC Lithium segment (subsequently renamed Livent Corporation, or "Livent") into a publicly traded company. The initial step of the separation, the initial public offering ("IPO") of Livent, closed on October 15, 2018. In connection with the IPO, Livent had granted the underwriters an option to purchase additional shares of common stock to cover over-allotments at the IPO price, less the underwriting discount. On November 8, 2018, the underwriters exercised in full their option to purchase additional shares. After completion of the IPO and the underwriters' exercise to purchase additional shares of common stock, we owned 123 million shares of Livent's common stock, representing approximately 84 percent of the total outstanding shares of Livent's common stock. On March 1, 2019, we completed the previously announced distribution of 123 million shares of common stock of Livent as a pro rata dividend on shares of FMC common stock outstanding at the close of business on the record date of February 25, 2019.

We have concluded, as a result of the full separation of Livent from FMC, that the FMC Lithium segment has met the criteria to be presented as a discontinued operation in accordance with U.S. generally accepted accounting principles. We will present FMC Lithium as a discontinued operation beginning in the first quarter of 2019 and each subsequent reporting period. Accordingly, we have recasted the following financial schedules for each quarterly period within the fiscal year ended December 31, 2018 as well as the full year fiscal years ended December 31, 2018 and 2017, respectively, to present the FMC Lithium segment as a discontinued operation.

FMC CORPORATION
RECASTED - CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	2018					2017
(Unaudited, in millions, except per share amounts)	Q1	Q2	Q3	Q4	FY	FY
Revenue	$1,107.9	$1,154.4	$923.6	$1,099.4	$4,285.3	$2,531.2

Costs of sales and services	605.4	664.0	528.4	607.7	2,405.5	1,579.4

Gross margin	502.5	490.4	395.2	491.7	1,879.8	951.8

Selling, general and administrative expenses	192.5	200.3	194.6	202.6	790.0	581.7
Research and development expenses	64.9	75.9	70.1	76.8	287.7	138.4
Restructuring and other charges (income)	(79.9)	80.9	25.4	34.8	61.2	73.2
Total costs and expenses	782.9	1,021.1	818.5	921.9	3,544.4	2,372.7
Income from continuing operations before equity in (earnings) loss of affiliates, non-operating pension and postretirement charges (income), interest expense, net and income taxes	325.0	133.3	105.1	177.5	740.9	158.5
Equity in (earnings) loss of affiliates	(0.1)	—	—	—	(0.1)	(0.1)
Non-operating pension and postretirement charges (income)	0.5	0.2	(1.2)	—	(0.5)	(16.3)
Interest expense, net	33.9	34.4	33.4	31.4	133.1	79.1
Income (loss) from continuing operations before income taxes	290.7	98.7	72.9	146.1	608.4	95.8
Provision (benefit) for income taxes	60.5	(1.1)	22.0	(10.6)	70.8	228.9
Income (loss) from continuing operations	230.2	99.8	50.9	156.7	537.6	(133.1)
Discontinued operations, net of income taxes	39.4	32.7	23.9	(122.1)	(26.1)	671.5
Net income (loss)	$269.6	$132.5	$74.8	$34.6	$511.5	$538.4
Less: Net income (loss) attributable to noncontrolling interests	2.4	2.8	2.0	2.2	9.4	2.6
Net income (loss) attributable to FMC stockholders	$267.2	$129.7	$72.8	$32.4	$502.1	$535.8

Amounts attributable to FMC stockholders:
Continuing operations, net of income taxes	$227.8	$97.0	$48.9	$157.7	$531.4	$(135.7)
Discontinued operations, net of income taxes	39.4	32.7	23.9	(125.3)	(29.3)	671.5
Net income (loss) attributable to FMC stockholders	$267.2	$129.7	$72.8	$32.4	$502.1	$535.8
Basic earnings (loss) per common share attributable to FMC stockholders(1):
Continuing operations	$1.69	$0.72	$0.36	$1.17	$3.94	$(1.01)
Discontinued operations	0.29	0.24	0.18	(0.93)	(0.22)	5.00
Basic earnings per common share	$1.98	$0.96	$0.54	$0.24	$3.72	$3.99
Average number of shares outstanding used in basic earnings per share computations	134.6	134.8	134.9	133.7	134.4	134.3
Diluted earnings (loss) per common share attributable to FMC stockholders(1):
Continuing operations	$1.67	$0.72	$0.36	$1.17	$3.91	$(1.01)
Discontinued operations	0.29	0.24	0.18	(0.93)	(0.22)	5.00
Diluted earnings per common share	$1.96	$0.96	$0.54	$0.24	$3.69	$3.99
Average number of shares outstanding used in diluted earnings per share computations	136.2	136.2	136.4	135.1	135.9	134.3
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(1)	The sum of quarterly earnings per common share may differ from the full-year amount.

FMC CORPORATION
RECASTED - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECASTED - RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO FMC STOCKHOLDERS (GAAP) TO ADJUSTED AFTER-TAX EARNINGS FROM CONTINUING OPERATIONS, ATTRIBUTABLE TO FMC STOCKHOLDERS (NON-GAAP)
(Unaudited, in millions, except per share amounts)

	2018					2017
	Q1	Q2	Q3	Q4	FY	FY
Net income (loss) attributable to FMC stockholders (GAAP)	$267.2	$129.7	$72.8	$32.4	$502.1	$535.8
Corporate special charges (income):
Restructuring and other charges (income)	(79.9)	80.9	25.4	34.8	61.2	73.2
Non-operating pension and postretirement charges (income)	0.5	0.2	(1.2)	—	(0.5)	(16.3)
Transaction-related charges	49.5	66.6	18.2	22.2	156.5	150.4
Income tax expense (benefit) on Corporate special charges (income)	8.4	(36.1)	(8.9)	(16.2)	(52.8)	(58.0)
Adjustment for noncontrolling interest, net of tax on Corporate special charges (income)	—	—	—	(0.5)	(0.5)	—
Discontinued operations attributable to FMC stockholders, net of income taxes (1)	(39.4)	(32.7)	(23.9)	125.3	29.3	(671.5)
Tax adjustments	8.6	(4.9)	14.3	(0.7)	17.3	258.9

Adjusted after-tax earnings from continuing operations attributable to FMC stockholders (Non-GAAP) (2)	$214.9	$203.7	$96.7	$197.3	$712.6	$272.5

Diluted earnings per common share (GAAP)	$1.96	$0.96	$0.54	$0.24	$3.69	$3.99
Corporate special charges (income) per diluted share, before tax:
Restructuring and other charges (income)	(0.59)	0.60	0.19	0.26	0.44	0.54
Non-operating pension and postretirement charges (income)	—	—	—	—	—	(0.12)
Transaction-related charges	0.37	0.49	0.13	0.16	1.15	1.11
Income tax expense (benefit) on Corporate special charges (income), per diluted share	0.06	(0.27)	(0.07)	(0.12)	(0.39)	(0.42)
Adjustment for noncontrolling interest, net of tax on Corporate special charges (income) per diluted share	—	—	—	—	—	—
Discontinued operations attributable to FMC stockholders, net of income taxes per diluted share	(0.29)	(0.24)	(0.18)	0.93	0.22	(5.00)
Tax adjustments per diluted share	0.07	(0.04)	0.10	(0.01)	0.13	1.91

Diluted adjusted after-tax earnings from continuing operations per share, attributable to FMC stockholders (Non-GAAP)	$1.58	$1.50	$0.71	$1.46	$5.24	$2.01

Average number of shares outstanding used in diluted adjusted after-tax earnings from continuing operations per share computations (3)	136.2	136.2	136.4	135.1	135.9	135.7
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(1)
Discontinued operations, net of income taxes for 2018 includes a charge of approximately $106 million to adjust reserves for environmental liabilities as a result of active negotiations for a settlement at our Middleport, New York plant. 2017 includes an after-tax gain of approximately $918 million resulting from the divestiture of FMC Health and Nutrition.

(2)
The Company believes that the Non-GAAP financial measure “Adjusted after-tax earnings from continuing operations attributable to FMC stockholders”, and its presentation on a per share basis, provides useful information about the Company’s operating results to investors and securities analysts. Adjusted earnings excludes the effects of corporate special charges, tax-related adjustments and the results of our discontinued operations. The Company also believes that excluding the effects of these items from operating results allows management and investors to compare more easily the financial performance of its underlying businesses from period to period.

(3)
The average number of shares outstanding used in the twelve months ended December 31, 2017 diluted adjusted after-tax earnings from continuing operations per share computation (Non-GAAP) include 1.4 million diluted shares. The number of shares differs from the average number of shares outstanding used in diluted earnings per share computations (GAAP) as we had a net loss from continuing operations attributable to FMC stockholders.

RECASTED - RECONCILIATION OF NET INCOME (LOSS) (GAAP) TO ADJUSTED EARNINGS FROM CONTINUING OPERATIONS,
BEFORE INTEREST, INCOME TAXES, DEPRECIATION AND AMORTIZATION, AND NONCONTROLLING INTERESTS (NON-GAAP)
(Unaudited, in millions)

	2018					2017
	Q1	Q2	Q3	Q4	FY	FY
Net income (loss) (GAAP)	$269.6	$132.5	$74.8	$34.6	$511.5	$538.4
Restructuring and other charges (income)	(79.9)	80.9	25.4	34.8	61.2	73.2
Non-operating pension and postretirement charges (income)	0.5	0.2	(1.2)	—	(0.5)	(16.3)
Transaction-related charges	49.5	66.6	18.2	22.2	156.5	150.4
Discontinued operations, net of income taxes	(39.4)	(32.7)	(23.9)	122.1	26.1	(671.5)
Interest expense, net	33.9	34.4	33.4	31.4	133.1	79.1
Depreciation and amortization	34.8	38.8	37.8	38.8	150.2	97.8
Provision (benefit) for income taxes	60.5	(1.1)	22.0	(10.6)	70.8	228.9
Adjusted earnings from continuing operations, before interest, income taxes, depreciation and amortization, and noncontrolling interests (Non-GAAP) (1)	$329.5	$319.6	$186.5	$273.3	$1,108.9	$480.0
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(1)	Referred to as Total Company Adjusted EBITDA. Total Company Adjusted EBITDA is defined as operating profit excluding depreciation and amortization expense.

FMC CORPORATION
RECASTED - CAPITAL EXPENDITURES, DEPRECIATION AND AMORTIZATION,
AND RESEARCH AND DEVELOPMENT EXPENSE DATA
(Unaudited, in millions)

	Year Ended December 31,
	Capital Expenditures		Depreciation and Amortization		Research and Development Expense
	2018	2017	2018	2017	2018	2017
FMC Total	$83.0	$38.3	$150.2	$97.8	$287.7	$138.4